UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2008 (May 8, 2008)
EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-651-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On March 4, 2008, the Board of Directors (Board) of EOG Resources, Inc. (EOG) adopted the EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (2008 Plan), subject to the approval of the stockholders of EOG. On May 8, 2008, at EOG’s 2008 annual meeting of stockholders, the stockholders of EOG approved the 2008 Plan. The following is a summary of the principal provisions of the 2008 Plan. The following summary does not purport to be a complete description of the provisions of the 2008 Plan and is qualified in its entirety by reference to the text of the 2008 Plan. The 2008 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
     General Terms
     Any employee or non-employee director of EOG is eligible to receive awards under the 2008 Plan. The 2008 Plan, which has a term of 10 years (unless terminated earlier), provides for awards of incentive stock options, non-qualified stock options, stock appreciation rights (SARs), restricted stock, restricted stock units (RSUs), performance stock, performance units and other stock-based awards.
     The 2008 Plan will be administered by the Compensation Committee of the Board (Committee). The Committee will have exclusive authority to select and/or approve the participants to whom awards under the 2008 Plan may be granted and to determine the type, size and terms and conditions of each award, including, but not limited to, vesting terms and exercise and transferability restrictions.
     Subject to adjustment under the circumstances described in the 2008 Plan, the aggregate number of shares of EOG Common Stock authorized for grant under the 2008 Plan is 6,000,000. Moreover, the aggregate number of shares of EOG Common Stock granted under the 2008 Plan (i) as restricted stock, RSUs, performance stock, performance units or other stock-based awards cannot exceed 2,400,000, (ii) as incentive stock options cannot exceed 1,000,000 and (iii) as non-qualified stock options or SARs cannot exceed 6,000,000.
     Each share of EOG Common Stock that is subject to a grant counts as one share of Common Stock against the aggregate authorized number. Generally, if a grant awarded under the 2008 Plan is forfeited or cancelled for any reason, the shares allocable to the forfeited or cancelled portion of the grant may again be subject to a grant awarded under the 2008 Plan. If shares are delivered to satisfy the exercise price of any option grant or are used to exercise a SAR, those shares will not again be available under the 2008 Plan. If any shares are withheld to satisfy tax obligations associated with any grant, those shares will not again be available under the 2008 Plan.
     Grants awarded under the 2008 Plan are non-transferable by the recipient other than under a qualified domestic relations court order or by will or under the laws of descent and distribution, and are generally exercisable during the recipient’s lifetime only by the recipient.
     The Committee has the right to terminate, suspend or amend the 2008 Plan and any grant agreement under the 2008 Plan at any time, provided, however, that no termination, suspension or amendment shall materially and adversely affect any grant previously awarded under the 2008 Plan without the grant recipient’s written consent. Moreover, the Committee may not amend the 2008 Plan without stockholder approval to the extent such approval is required by applicable law or the rules of the New York Stock Exchange.
     Stock Options
     The provisions of the 2008 Plan specific to stock options are set forth in Article V of the 2008 Plan (attached hereto as Exhibit 10.1) and are incorporated herein by reference.
     Consistent with prior grants, EOG expects that stock options granted to its employees under the 2008 Plan will generally vest in 25% increments over four years and may not be exercised after the seventh anniversary of the date of grant. EOG’s form of agreement for stock option grants to its employees, which is attached hereto as Exhibit 10.2 and incorporated herein by reference, sets forth the foregoing terms and the circumstances under which the unvested portion of a stock option grant will become 100% vested and also provides that (i) stock options may be exercised only by the grant recipient during the recipient’s lifetime and while the recipient is employed by EOG, except under the circumstances described in the grant agreement; (ii) if the recipient’s employment with EOG terminates for any reason other than under the circumstances described in the grant agreement, the stock option grant will be canceled on the date of termination of employment; (iii) to the extent that the exercise of a stock option results in taxable income to the recipient with respect to which EOG has a withholding obligation, EOG may withhold an amount sufficient to satisfy such withholding obligation; and (iv) a stock option grant (to the extent vested) may be exercised in whole or in part until it terminates.
     SARs
     The provisions of the 2008 Plan specific to SARs are set forth in Article VI of the 2008 Plan (attached hereto as Exhibit 10.1) and are incorporated herein by reference.
     Consistent with prior grants, EOG expects that SARs awarded to its employees under the 2008 Plan will be stock-settled SARs (i.e., settled, upon exercise, in shares of EOG Common Stock (net of any required tax withholding) in lieu of cash), will generally vest in 25% increments over four years and may not be exercised after the seventh anniversary of the date of grant. EOG’s form of agreement for SAR grants to its employees, which is attached hereto as Exhibit 10.3 and incorporated herein by reference, sets forth the foregoing terms and the circumstances under which the unvested portion of a SAR grant will become 100% vested and also provides that (i) SARs may be exercised only by the grant recipient during the recipient’s lifetime and while the recipient is employed by EOG, except under the circumstances described in the grant agreement; (ii) if the recipient’s employment with EOG terminates for any reason other than under the circumstances described in the grant agreement, the SAR grant will be canceled on the date of termination of employment; (iii) to the extent that the exercise of a SAR results in taxable income to the recipient with respect to which EOG has a withholding obligation, EOG may withhold from the shares of EOG Common Stock subject to the SAR grant an amount sufficient to satisfy such withholding obligation; and (iv) a SAR grant (to the extent vested) may be exercised in whole or in part until it terminates.
     EOG expects that SARs awarded to its non-employee directors under the 2008 Plan will be stock-settled SARs, will generally vest in 50% increments over two years and may not be exercised after the seventh anniversary of the date of grant. EOG’s form of agreement for SAR grants to its non-employee directors, which is attached hereto as Exhibit 10.4 and incorporated herein by reference, sets forth the foregoing terms and also provides that (i) SARs may be exercised only by the grant recipient during the recipient’s lifetime and while the recipient remains a member of the Board, except under the circumstances described in the grant agreement; and (ii) a SAR grant (to the extent vested) may be exercised in whole or in part until it terminates.
     Restricted Stock and RSUs
     The provisions of the 2008 Plan specific to restricted stock and RSUs are set forth in Articles VII and VIII, respectively, of the 2008 Plan (attached hereto as Exhibit 10.1) and are incorporated herein by reference.
     Consistent with prior grants, EOG expects that restricted stock and RSUs awarded to its employees under the 2008 Plan will generally “cliff” vest five years from the date of grant. EOG’s forms of agreements for restricted stock and RSU grants to its employees, which are attached hereto as Exhibits 10.5 and 10.6 (respectively) and incorporated herein by reference, set forth the foregoing vesting period and also provide that (i) if the grant recipient’s employment with EOG does not continue until the five-year anniversary of the grant date, the grant of restricted stock or RSUs (as the case may be) will terminate and all shares of restricted stock or RSUs (as the case may be) awarded shall be forfeited and canceled, except as provided in the grant agreement; and (ii) the recipient will have voting rights with respect to the shares of EOG Common Stock represented by shares of restricted stock, but will have no voting rights with respect to the shares of EOG Common Stock represented by RSUs until such time as the shares of EOG Common Stock are issued to the recipient.
     EOG expects that restricted stock awarded to its non-employee directors under the 2008 Plan will generally “cliff” vest one year from the date of grant. EOG’s form of agreement for restricted stock grants to its non-employee directors, which is attached hereto as Exhibit 10.7 and incorporated herein by reference, sets forth the foregoing vesting period and also provides that: (i) upon vesting of the restricted stock grant, 35% of the vested shares may be sold by the recipient to cover any tax obligation the recipient may incur as a result of the vesting and 65% of the vested shares must be held until the recipient no longer serves as a member of the Board; (ii) if the grant recipient’s membership on the Board does not continue until the one-year anniversary of the grant date, the grant of restricted stock will terminate and all shares of restricted stock awarded shall be forfeited and canceled, except as provided in the grant agreement; and (iii) the recipient will have voting rights with respect to the shares of EOG Common Stock represented by shares of restricted stock.
     Performance Stock Awards and Performance Unit Awards
     The provisions of the 2008 Plan specific to performance stock awards and performance unit awards are set forth in Article IX of the 2008 Plan (attached hereto as Exhibit 10.1) and are incorporated herein by reference. The Committee has not previously granted performance stock awards or performance unit awards under EOG’s prior plans, but may grant such awards in the future, consistent with the provisions of the 2008 Plan.

     Other Stock-Based Awards
     The provisions of the 2008 Plan specific to other stock-based awards are set forth in Article XI of the 2008 Plan (attached hereto as Exhibit 10.1) and are incorporated herein by reference. The Committee has not previously granted other stock-based awards under EOG’s prior plans, but may grant such awards in the future, consistent with the provisions of the 2008 Plan.

Item 7.01	Regulation FD Disclosure.
I.	Price Risk Management
     With the objective of enhancing the certainty of future revenues, from time to time EOG enters into New York Mercantile Exchange related financial commodity collar and price swap contracts. EOG accounts for these financial commodity derivative contracts using the mark-to-market accounting method. In addition to financial transactions, EOG is a party to various physical commodity contracts for the sale of hydrocarbons that cover varying periods of time and have varying pricing provisions. The financial impact of these physical commodity contracts is included in revenues at the time of settlement, which in turn affects average realized hydrocarbon prices.
II.	Natural Gas Financial Price Swap Contracts
     Presented below is a comprehensive summary of EOG’s natural gas financial price swap contracts as of May 13, 2008, with notional volumes expressed in million British thermal units per day (MMBtud) and prices in dollars per million British thermal units ($/MMBtu). In addition to the natural gas financial price swap contracts reported in EOG’s Quarterly Report on Form 10-Q filed on May 8, 2008, the below summary includes natural gas financial price swap contracts recently entered into by EOG covering notional volumes of 25,000 MMBtud for the period January 2009 through March 2009 and 50,000 MMBtud for the period April 2009 through December 2009. The average price of EOG’s outstanding natural gas financial price swap contracts for 2008 is $8.52 per million British thermal units (MMBtu) and for 2009 is $8.99 per MMBtu.

Natural Gas Financial Price Swap Contracts
		Weighted
	Volume	Average Price
	(MMBtud)	($/MMBtu)
2008
January (closed)	385,000	$8.92
February (closed)	420,000	8.88
March (closed)	455,000	8.64
April (closed)	455,000	8.11
May (closed)	455,000	8.10
June	455,000	8.18
July	455,000	8.26
August	455,000	8.33
September	455,000	8.36
October	455,000	8.44
November	455,000	8.83
December	455,000	9.23

2009
January	425,000	$9.80
February	425,000	9.79
March	425,000	9.56
April	450,000	8.59
May	450,000	8.53
June	450,000	8.59
July	450,000	8.66
August	450,000	8.71
September	450,000	8.72
October	450,000	8.78
November	450,000	9.02
December	450,000	9.31

III.	Crude Oil Financial Price Swap Contracts
     Presented below is a comprehensive summary of EOG’s crude oil financial price swap contracts as of May 13, 2008, with notional volumes expressed in barrels per day (Bbld) and prices in dollars per barrel ($/Bbl). EOG has not entered into any additional crude oil financial price swap contracts since EOG filed its Quarterly Report on Form 10-Q on May 8, 2008. The average price of EOG’s outstanding crude oil financial price swap contracts is $92.19 per barrel.

Crude Oil Financial Price Swap Contracts
		Weighted
	Volume	Average Price
	(Bbld)	($/Bbl)
2008
January (closed)	—	$—
February (closed)	6,000	90.86
March (closed)	10,000	91.02
April (closed)	14,000	92.20
May	14,000	92.20
June	14,000	92.20
July	14,000	92.20
August	14,000	92.20
September	14,000	92.20
October	14,000	92.20
November	14,000	92.20
December	4,000	91.96

IV.	Forward-Looking Statements
     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts, including, among others, statements regarding EOG’s future financial position, business strategy, budgets, reserve information, projected levels of production, projected costs and plans and objectives of management for future operations, are forward-looking statements. EOG typically uses words such as “expect,” “anticipate,” “estimate,” “strategy,” “intend,” “plan,” “target” and “believe” or the negative of those terms or other variations or comparable terminology to identify its forward-looking statements. In particular, statements, express or implied, concerning future operating results, the ability to replace or increase reserves or to increase production, or the ability to generate income or cash flows are forward-looking statements. Forward-looking statements are not guarantees of performance. Although EOG believes the expectations reflected in its forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in EOG’s forward-looking statements include, among others:
•	the timing and extent of changes in commodity prices for crude oil, natural gas and related products, foreign currency exchange rates, interest rates and financial market conditions;

•	the extent and effect of any hedging activities engaged in by EOG;

•	the timing and impact of liquefied natural gas imports;

•	changes in demand or prices for ammonia or methanol;

•	the extent of EOG’s success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties;

•	the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise;

•	the ability to achieve production levels from existing and future oil and gas development projects due to operating hazards, drilling risks and the inherent uncertainties in predicting oil and gas reservoir performance;

•	the availability and cost of drilling rigs, experienced drilling crews, tubular steel and other materials, equipment and services used in drilling and well completions;

•	the availability, terms and timing of mineral licenses and leases and governmental and other permits and rights of way;

•	access to surface locations for drilling and production facilities;

•	the availability and capacity of gathering, processing and pipeline transportation facilities;

•	the availability of compression uplift capacity;

•	the extent to which EOG can economically develop its Barnett Shale acreage outside of Johnson County, Texas;

•	whether EOG is successful in its efforts to more densely develop its acreage in the Barnett Shale and other production areas;

•	political developments around the world and the enactment of new government policies, legislation and regulations, including environmental regulations;

•	acts of war and terrorism and responses to these acts; and

•	weather, including weather-related delays in the installation of gathering and production facilities.
     In light of these risks, uncertainties and assumptions, the events anticipated by EOG’s forward-looking statements may not occur. EOG’s forward-looking statements speak only as of the date made and EOG undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

10.2	Form of Stock Option Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

10.3	Form of Stock-Settled Stock Appreciation Right Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

10.4	Form of Nonemployee Director Stock-Settled Stock Appreciation Right Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

10.5	Form of Restricted Stock Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

10.6	Form of Restricted Stock Unit Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

10.7	Form of Nonemployee Director Restricted Stock Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)
Date: May 14, 2008	/s/ TIMOTHY K. DRIGGERS
Timothy K. Driggers
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

10.2	Form of Stock Option Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

10.3	Form of Stock-Settled Stock Appreciation Right Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

10.4	Form of Nonemployee Director Stock-Settled Stock Appreciation Right Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

10.5	Form of Restricted Stock Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

10.6	Form of Restricted Stock Unit Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan

10.7	Form of Nonemployee Director Restricted Stock Award Agreement for EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan